Acquisition of Aeterna Zentaris Inc.	9 Months Ended
Sep. 30, 2024
Disclosure of detailed information about business combination [abstract]
Acquisition of Aeterna Zentaris Inc.

3. Acquisition of Aeterna Zentaris Inc.

As discussed in Note 1, Business Overview, as a result of the Transaction, Ceapro acquired control of Aeterna Zentaris Inc. on June 3, 2024. Aeterna is a specialty biopharmaceutical company commercializing and developing therapeutics and diagnostic tests. Aeterna’s lead product, Macrilen® (macimorelin), is the first and only U.S. FDA and EMA approved oral test indicated for the diagnosis of patients with adult growth hormone deficiency (“AGHD”). Macimorelin is currently marketed under the tradename Ghryvelin™ in the European Economic Area and the United Kingdom through an exclusive licensing agreement with Pharmanovia. Aeterna is actively pursuing business development opportunities for the commercialization of macimorelin in North America, Asia and the rest of the world. Aeterna is also dedicated to the development of therapeutic assets and has taken steps to establish a pre-clinical pipeline to potentially address unmet medical needs across several indications with a focus on rare or orphan indications.

COSCIENS Biopharma Inc. (formerly Aeterna Zentaris Inc.)

Notes to the Condensed Interim Consolidated Financial Statements

As of September 30, 2024, and for the three and nine months ended September 30, 2024, and 2023

(In thousands of US dollars, except share and per share data and as otherwise noted)

(Unaudited)

The Transaction was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations. Ceapro was considered to be the accounting acquirer, and Aeterna was considered the legal acquirer. The amounts recorded for certain assets and liabilities are preliminary in nature and are subject to adjustment as additional information is obtained about the facts and circumstances that existed as of the acquisition date. The final determination of the fair values of certain assets and liabilities will be completed within the measurement period of up to one year from the acquisition date. Under the acquisition method of accounting, total consideration exchanged and allocation of the purchase price to the fair values of assets acquired and liabilities assumed in the Transaction were as follows:

Preliminary Purchase Price Allocation

	Number	Amount
	#	$
Purchase price
Shares deemed issued to Aeterna shareholders(1)	1,213,967	8,485
Warrants issued to Aeterna shareholders(2)	633,543	4,422
Replacement share-based payment awards:
Equity-settled options(3)	12,949	9
Cash-settled DSUs(3)	49,230	344
Warrants deemed issued(4)	114,405	2
	2,024,094	13,262

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents		26,037
Trade and other receivables		142
Inventories		64
Income tax receivables		119
Prepaid expenses and deposits		971
Restricted cash equivalents		328
Property and equipment		235
Intangible assets(5)		3,352
Accounts payable and accrued liabilities		(4,357)
Provisions		(424)
Income tax payable		(109)
Deferred revenues		(1,731)
Lease liabilities		(201)
Employee future benefits		(11,164)

Total provisional identifiable net assets (liabilities)		13,262

(1)	The fair value of the 1,213,967 common shares deemed issued to Aeterna shareholders of $6.99 per share was based on the listed share price of Ceapro as at June 3, 2024 (CA$0.225), after giving effect to the exchange of each outstanding Ceapro common share for 0.02360 of a Aeterna common share and the foreign currency exchange rate.
(2)	The fair value of the 633,543 New Warrants (“New Warrants”) issued to Aeterna shareholders was based on the listed share price of Ceapro as at June 3, 2024 of $6.99 (CA$0.225) less the exercise price of $0.01, after giving effect to the exchange of each outstanding Ceapro Common Share for 0.02360 of a Aeterna Zentaris Common Share and the foreign currency exchange rate.
(3)	In accordance with the terms of the Plan of Arrangement, Aeterna’s share-based payment awards held by employees of Aeterna continued with no modifications and are deemed to be replacement awards issued.

COSCIENS Biopharma Inc. (formerly Aeterna Zentaris Inc.)

Notes to the Condensed Interim Consolidated Financial Statements

As of September 30, 2024, and for the three and nine months ended September 30, 2024, and 2023

(In thousands of US dollars, except share and per share data and as otherwise noted)

(Unaudited)

The fair value of the replacement awards is $356, after taking into account an estimated forfeiture rate of nil. The consideration for the business combination includes $9 for equity-settled options and $344 for cash-settled DSUs transferred to employees of Aeterna when the acquiree’s awards were substituted by the replacement awards, which relates to past service. The balance of $3 will be recognized as post-acquisition compensation cost.

The fair value at acquisition date was estimated using a Black-Scholes option pricing model, considering the terms and conditions upon which the options were granted, using the following assumptions:

Options
Expected dividend yield	$0.0
Weighted average expected volatility	65%
Weighted average risk-free rate	4.01%
Weighted average expected life (years)	2.87
Share price	$6.99
Weighted average exercise price	$50.15
Weighted average fair value	$0.90

The expected volatility of these options was determined using historical volatility rates and the expected life was determined using the weighted average life of past options issued.

The fair value of the replacement DSUs of $6.99 per DSU was based on the listed share price of Ceapro as at June 3, 2024 (CA$0.225), after giving effect to the exchange of each outstanding Ceapro common share for 0.02360 of a Aeterna common share and the foreign currency exchange rate.

(4)	The fair value of the 114,405 warrants deemed issued to Aeterna warrant holders was estimated using a Black-Scholes option pricing model, considering the terms and conditions upon which the warrants were issued, using the following assumptions:

Warrants
Expected dividend yield	$0.00
Weighted average expected volatility	65%
Weighted average risk-free rate	4.47%
Weighted average expected life (years)	1.19
Share price	$6.99
Weighted average exercise price	$87.04
Weighted average fair value	$0.02

(5)	The identifiable intangible assets consist of patents expiring between 2027 and 2041 which will be amortized on their respective remaining patent life. To estimate the fair value of the intangible assets, management uses the royalty relief method to value patents using discounted cash flow models. Management developed assumptions related to revenue and EBITDA margin forecasts, attrition rates, royalty rates and discount rates.

For the period subsequent to the Transaction, Aeterna contributed revenue of $167 and net loss of $3,632 to the Company’s results. If the acquisition had occurred on January 1, 2024, management estimates that revenue would have been $6,271 and consolidated net loss for the year would have been $16,689. In determining these amounts, management has assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2024.

COSCIENS Biopharma Inc. (formerly Aeterna Zentaris Inc.)

Notes to the Condensed Interim Consolidated Financial Statements

As of September 30, 2024, and for the three and nine months ended September 30, 2024, and 2023

(In thousands of US dollars, except share and per share data and as otherwise noted)

(Unaudited)

The Company incurred acquisition-related costs of $4,081 on legal fees and due diligence costs. These costs have been included in Selling, general and administrative expenses as incurred.